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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Sandy Spring Bancorp, Inc. (the "Company") and in Registration Statement No. 33-57182 on Form S-8, of our report dated January 31, 1997, which appears on page 47 of the Annual Report to Shareholders of the Company for the year ended December 31, 1996.



                                         /s/ Stegman & Company


Towson, Maryland
October 31, 1997